SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2000

                          BA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-53933-05                  13-4048100
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                          BA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates
                              Series 1998-7 Trust

On August 25, 2000, The Bank of New York, as Trustee for Mortgage Pass-Through Certificates made a monthly distribution of principal and/or interest to the Holders of the Series 1998-7 Trust. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 1998 by and among BA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 1998-7 Trust relating to the Distribution Date of August 25, 2000 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2000


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 1998-7 Trust relating to the Distribution Date of August 25, 2000 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated August 25, 2000


                             Payment Date: 08/25/00


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 1998-7 Trust
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A-1        59,772,931.14    6.250000%       628,180.14    311,317.35      939,497.49       0.00       0.00
                        A-2       139,084,073.62    6.250000%     1,200,746.75    724,396.22    1,925,142.97       0.00       0.00
                        A-3        51,462,512.68    6.250000%       438,969.04    268,033.92      707,002.96       0.00       0.00
                        A-4        18,820,157.59    6.250000%       167,798.40     98,021.65      265,820.05       0.00       0.00
                        A-5        12,990,000.00    6.250000%             0.00     67,656.25       67,656.25       0.00       0.00
                        A-6        17,177,000.00    6.250000%             0.00     89,463.54       89,463.54       0.00       0.00
                        A-7        40,000,000.00    6.250000%             0.00    208,333.33      208,333.33       0.00       0.00
Residual                R                   0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B-1         7,683,172.78    6.250000%         7,560.16     40,016.52       47,576.68       0.00       0.00
                        B-2         3,349,048.80    6.250000%         3,295.43     17,442.96       20,738.39       0.00       0.00
                        B-3         1,576,023.37    6.250000%         1,550.79      8,208.46        9,759.25       0.00       0.00
                        B-4         1,379,020.32    6.250000%         1,356.94      7,182.40        8,539.34       0.00       0.00
                        B-5           788,012.18    6.250000%           775.40      4,104.23        4,879.63       0.00       0.00
                        B-6           985,014.28    6.250000%           969.24      5,130.28        6,099.52   7,945.26       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        355,066,966.75     -            2,451,202.29  1,849,307.12    4,300,509.41   7,945.26     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A-1        59,144,751.00              0.00
                                A-2       137,883,326.87              0.00
                                A-3        51,023,543.64              0.00
                                A-4        18,652,359.19              0.00
                                A-5        12,990,000.00              0.00
                                A-6        17,177,000.00              0.00
                                A-7        40,000,000.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B-1         7,675,612.62              0.00
                                B-2         3,345,753.37              0.00
                                B-3         1,574,472.58              0.00
                                B-4         1,377,663.38              0.00
                                B-5           787,236.78              0.00
                                B-6           976,099.78              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        352,607,819.21     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/00


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 1998-7 Trust
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A-1    59,772,931.14     6.250000% 055240LQ6     8.785736      4.354089    827.199315
                           A-2   139,084,073.62     6.250000% 055240LR4     7.434964      4.485425    853.766730
                           A-3    51,462,512.68     6.250000% 055240LS2     7.754267      4.734745    901.316793
                           A-4    18,820,157.59     6.250000% 055240LT0     6.711936      3.920866    746.094368
                           A-5    12,990,000.00     6.250000% 055240LU7     0.000000      5.208333  1,000.000000
                           A-6    17,177,000.00     6.250000% 055240LV5     0.000000      5.208333  1,000.000000
                           A-7    40,000,000.00     6.250000% 055240LW3     0.000000      5.208333  1,000.000000
Residual                   R               0.00     6.250000% 055240MA0     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B-1     7,683,172.78     6.250000% 055240LX1     0.967286      5.119920    982.057309
                           B-2     3,349,048.80     6.250000% 055240LY9     0.967286      5.119920    982.057309
                           B-3     1,576,023.37     6.250000% 055240LZ6     0.967286      5.119920    982.057310
                           B-4     1,379,020.32     6.250000% 055240MB8     0.967285      5.119920    982.057307
                           B-5       788,012.18     6.250000% 055240MC6     0.967291      5.119920    982.057309
                           B-6       985,014.28     6.250000% 055240MD4     0.967282      5.119917    974.128106
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     355,066,966.75       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 1998-7 Trust
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       352,607,861.59   352,607,861.59
Loan count                   1072             1072
Avg loan rate           7.142332%             7.14
Prepay amount        2,109,765.37     2,109,765.37

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       236,630.50       236,630.50
Sub servicer fees            0.24             0.24
Trustee fees             1,331.50         1,331.50


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses          7,945.26         7,945.26
Cumulative losses        7,945.26         7,945.26

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       3,550,670.09     3,550,670.09


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.567631%           100.000000%            339,306,675.03
   -----------------------------------------------------------------------------
   Junior            4.432369%             0.000000%             15,736,838.51
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   324,509.89
60 to 89 days                           0                         0.00
90 or more                              1                   246,781.47
Foreclosure                             0                         0.00

Totals:                                 2                   571,291.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,300,509.41          4,300,509.41
Principal remittance amount            2,451,202.29          2,451,202.29
Interest remittance amount             1,849,307.12          1,849,307.12